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                                                                    Exhibit 23.4



                       CONSENT OF INDEPENDENT ACCOUNTANTS


      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 13, 1996 appearing on page F-28 of The Registry, Inc.'s Registration Statement on Form S-4 (No. 333-29755).



                                   GRAVES, MCKENNA, LUNDEEN & ALMQUIST, P.L.L.P. CERTIFIED PUBLIC ACCOUNTANTS

Minneapolis, Minnesota
July 30, 1997

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